Exhibit 10.1

MOVIEPASS INC.

INVESTORS’ RIGHTS AGREEMENT

Closing: [●], 2017

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TABLE OF CONTENTS

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5.14	Conflict	22
5.15	Attorneys’ Fees	22
5.16	Aggregation of Stock	22
5.17	Jury Trial	22

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MOVIEPASS INC.
INVESTORS’ RIGHTS AGREEMENT

This Investors’ Rights Agreement (this “Agreement”) is dated as of [●], 2017, and is between MoviePass Inc., a Delaware corporation (the “Company”), the holders of the Company’s Common Stock listed on Exhibit A (the “Prior Investors”) and Helios and Matheson Analytics Inc. (the “New Investor” and collectively with the Prior Investors, the “Investors”).

RECITALS

A.     The New Investor is a party to the Securities Purchase Agreement, dated as of [●], 2017, between the Company and the New Investor (the “Purchase Agreement”), and it is a condition to the closing of the sale of the Shares (as defined in the Purchase Agreement) to the New Investor that the Investors and the Company execute and deliver this Agreement.

B.     At the Closing (as defined below), the Amended and Restated Investors’ Rights Agreement, dated June 24, 2014, among the Company and the Prior Investors shall automatically terminate pursuant to Subsection 7.13 thereof.

NOW, THEREFORE, the parties therefore agree as follows:

SECTION 1

Definitions

1.1     Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a)     “Bad Actor Disqualification” means any “bad actor” disqualification described in Rule 506(d)(1)(i) through (viii) under the Securities Act.

(b)      “Closing” shall have the meaning set forth in the Purchase Agreement.

(c)     “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(d)     “Common Stock” shall mean shares of the Company’s common stock.

(e)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(f)     “Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

(g)     “Holder” shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Subsection 2.13 of this Agreement.

(h)     “Indemnified Party” shall have the meaning set forth in Subsection 2.7(c).

(i)     “Indemnifying Party” shall have the meaning set forth in Subsection 2.7(c).

(j)     “Initial Public Offering” shall mean the closing of the Company’s first firm commitment underwritten public offering of the Company’s Common Stock registered under the Securities Act.

(k)     “Initiating Holder” means any Holder or Holders holding, in the aggregate, not less than 25% of the outstanding Registrable Securities and who properly initiate a registration request under this Agreement.

(l)     “Other Selling Stockholders” shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their Other Shares in certain registrations hereunder.

(m)     “Other Shares” shall mean shares of Common Stock, other than Registrable Securities (as defined below), (including shares of Common Stock issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with respect to which registration rights have been granted.

(n)     “Preferred Stock” shall mean the shares of the Company’s preferred stock, par value $0.0001 per share.

(o)     “Purchase Agreement” shall have the meaning set forth in the Recitals.

(p)     “Registrable Securities” shall mean (i) shares of Common Stock issued or issuable to the New Investor pursuant to the Purchase Agreement, (ii) shares of Common Stock held by the Prior Investors and (iii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) or (ii) above; provided, however, that Registrable Securities shall not include any shares of Common Stock described in clause (i), (ii) or (iii) above which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement.

(q)     The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(r)     “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of counsel for the Holders and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(s)     “Registration Effectiveness Date” means the date that is one hundred and twenty (120) calendar days after the date hereof (or, in the event of a “full review” by the Commission, the date that is one hundred and fifty (150) calendar days following the date hereof).

(t)     “Registration Filing Date” means the date that is sixty (60) calendar days after the date hereof.

(u)     “Restricted Securities” shall mean any Registrable Securities required to bear the first legend set forth in Subsection 2.9.

(v)     “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(w)     “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(x)     “Rule 415” shall mean Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(y)     “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(z)     “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

(aa)     “Withdrawn Registration” shall mean a forfeited demand registration under Subsection 2.2 in accordance with the terms and conditions of Subsection 2.5.

SECTION 2

Registration Rights

2.1     Registration.

(a)     Registration on Form S-1. Following one or more discussions by counsel for the Company and the New Investor with the Staff (as defined below) in which the Staff indicates, after a reasonable disclosure of the state of facts, that the filing of a resale registration statement for the Registrable Securities held by the New Investor will receive proper consideration from the Commission and not be rejected pursuant to Rule 415(a)(1)(i), which discussions shall occur promptly following Closing, or if the Commission takes no position on the matter following such discussions, the Company shall file with the Commission a Registration Statement on Form S-1, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the resale by the New Investor of its Registrable Securities, and the Company shall (i) make the initial filing of the Registration Statement no later than the Registration Filing Date, (ii) use its reasonable best efforts to cause such Registration Statement to be declared effective no later than the Registration Effectiveness Date and (iii) use its reasonable best efforts to keep such Registration Statement effective for a period of thirty-six (36) months or for such shorter period ending on the earlier to occur of (x) the sale of all Registrable Securities held by the New Investor and (y) the availability of Rule 144 for the Holder to sell all of the Registrable Securities without volume limitations within a 90 day period; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Subsection 2.1(a), or keep such registration effective pursuant to the terms hereunder, in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance, in each case where it has not already done so. Notwithstanding the foregoing, in the event that the staff of the Commission (the “Staff”) should limit the number of Registrable Securities of the New Investor that may be sold pursuant to the Registration Statement, the Company may remove from the Registration Statement such number of Registrable Securities as specified by the Commission on behalf of the New Investor. If the number or amount of Registrable Securities included in the Registration Statement is reduced pursuant to this Subsection 2.1(a), then (1) the Company, to the extent not prohibited by the Staff, shall file a subsequent Registration Statement with respect to the remaining Registrable Securities on or before the sixtieth (60th) calendar day after the New Investor has resold substantially all of the Registrable Securities included in such Registration Statement; and (2) the Company shall use its reasonable best efforts to cause such subsequent Registration Statement to become effective under the Securities Act as promptly as practicable and use its reasonable best efforts to keep such Registration Statement Effective for a period of thirty-six (36) months.

(b)     Primary Offering by the New Investor(c)     . If, after contacting the Commission or filing a Registration Statement pursuant to Subsection 2.1(a), the Staff advises the Company that it may not rely on Rule 415(a)(1)(i) to register the resale of any Registrable Securities of the New Investor, then the New Investor may, in its sole discretion, require the Company to file a Registration Statement on Form S-1 or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available, for a primary offering of the Registrable Securities by the New Investor of its Registrable Securities through an underwriter or in a self-directed offering, in the New Investor’s sole discretion. The New Investor’s right under this Subsection 2.1(b) shall terminate upon earlier of (i) an Exchange Listing (as defined below) and (ii) the date on which Rule 415(a)(1)(i) is no longer applicable to the Company with respect to the Registrable Shares held by the New Investor.

2.2     Request for Registration. No earlier than six (6) months after the Registration Effectiveness Date and subject to the conditions set forth in this Subsection 2.2, if the Company shall receive from Initiating Holders a written request signed by such Initiating Holders that the Company effect any registration with respect to all or a part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of by such Initiating Holders), the Company will:

(i)     promptly give written notice of the proposed registration to all other Holders; and

(ii)     as soon as practicable, file and use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

(b)     Limitations on Requested Registration. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Subsection 2.2:

(i)     Prior to the earlier of (A) the one (1) year anniversary of the date of this Agreement or (B) the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public (or the subsequent date on which all market stand-off agreements applicable to the offering have terminated);

(ii)     In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(iii)     After the Company has initiated two (2) such registrations pursuant to this Subsection 2.2 (counting for these purposes only (x) registrations which have been declared or ordered effective and pursuant to which securities have been sold, and (y) Withdrawn Registrations);

(iv)     During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration (or ending on the subsequent date on which all market stand-off agreements applicable to the offering have terminated); provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective;

(v)     If the Initiating Holders propose to dispose of shares of Registrable Securities that may be registered on Form S-3 pursuant to a request made under Subsection 2.4;

(vi)     If the Initiating Holders do not request that such offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company);

(vii)     If the Company and the Initiating Holders are unable to obtain the commitment of the underwriter described in clause (b)(vi) above to firmly underwrite the offer; and

(viii)     If the Initiating Holders, together with the holder of any other securities of the Company entitled to inclusion in such registration statement, propose to sell Registrable Securities for aggregate proceeds (after deducting underwriter’s discounts and expenses related to the issuance) are less than $5,000,000.

(c)     Deferral. If (i) in the good faith judgment of the board of directors of the Company, the filing of a registration statement covering the Registrable Securities would be detrimental to the Company and the board of directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the board of directors of the Company, it would be detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement, then (in addition to the limitations set forth in Subsection 2.2(b)(iv) above) the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than two (2) times in any twelve-month period.

(d)     Other Shares. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Subsections 2.2(e) and (f), include Other Shares, and may include securities of the Company being sold for the account of the Company.

(e)     Underwriting. The right of any Holder to include all or any portion of its Registrable Securities in a registration pursuant to this Subsection 2.2 shall be conditioned upon such Holder’s participation in an underwriting and the inclusion of such Holder’s Registrable Securities to the extent provided herein. If the Company shall request inclusion in any registration pursuant to Subsection 2.2 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Subsection 2.2, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such other persons in such underwriting and the inclusion of the Company’s and such person’s other securities of the Company and their acceptance of the further applicable provisions of this Section 2 (including Subsection 2.11). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Company, which underwriters are reasonably acceptable to a majority-in-interest of the Initiating Holders.

Notwithstanding any other provision of this Subsection 2.2, if the underwriters advise the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities and Other Shares that may be so included shall be allocated as follows: (i) first, among all Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders, assuming conversion; (ii) second, to the Other Selling Stockholders; and (iii) third, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other holders or employees of the Company.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Subsection 2.2(e), then the Company shall then offer to all Holders who have retained rights to include securities in the registration the right to include additional Registrable Securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion, as set forth above.

(f)     Commission. Notwithstanding any other provision of this Subsection 2.2, if the Commission informs the Company that all of the Registrable Securities and Other Shares cannot, as a result of the application of Rule 415 or otherwise, be registered for resale as a secondary offering on a single registration statement, the Company agrees to file an amendment to the registration statement as required by the Commission covering the maximum number of Registrable Securities and Other Shares permitted to be registered by the Commission and such shares shall be allocated as follows: (i) first, among all Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders, assuming conversion; (ii) second, to the Other Selling Stockholders; and (iii) third, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other holders or employees of the Company.

2.3     Company Registration.

(a)     Company Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration pursuant to Subsections 2.1 and 2.2, a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

(i)     promptly give written notice of the proposed registration to all Holders; and

(ii)     use its commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Subsection 2.3(b) below, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by any Holder or Holders received by the Company within ten (10) days after such written notice from the Company is mailed or delivered. Such written request may specify all or a part of a Holder’s Registrable Securities.

(b)     Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Subsection 2.3(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company, the Other Selling Stockholders and other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Notwithstanding any other provision of this Section 2.3, if the underwriters advise the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Company for securities being sold for its own account, (ii) second, to the Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders, assuming conversion and (iii) third, to the Other Selling Stockholders requesting to include Other Shares in such registration statement based on the pro rata percentage of Other Shares held by such Other Selling Stockholders, assuming conversion.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(c)     Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

2.4     Registration on Form S-3.

(a)     Request for Form S-3 Registration. After its initial public offering, the Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 2 and subject to the conditions set forth in this Subsection 2.4, if the Company shall receive from a Holder or Holders of Registrable Securities a written request that the Company effect any registration on Form S-3 or any similar short form registration statement with respect to all or part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), the Company will take all such action with respect to such Registrable Securities as required by Subsections 2.1 and 2.2.

(b)     Limitations on Form S-3 Registration. The Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Subsection 2.4:

(i)     In the circumstances described in either Subsection 2.2(b)(i), 2.2(b)(ii), 2.2(b)(iii) or 2.2(b)(iv);

(ii)     If the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000; or

(iii)     If, in a given twelve-month period, the Company has effected one (1) such registration in such period.

(c)     Deferral. The provisions of Subsection 2.2(c) shall apply to any registration pursuant to this Subsection 2.4.

(d)     Underwriting. If the Holders of Registrable Securities requesting registration under this Section 2.4 intend to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Subsection 2.2(e) shall apply to such registration. Notwithstanding anything contained herein to the contrary, registrations effected pursuant to this Subsection 2.4 shall not be counted as requests for registration or registrations effected pursuant to Subsection 2.2.

     . Notwithstanding any other provision of this Subsection 2.4, if the Commission informs the Company that all of the Registrable Securities (and Other Shares, if applicable) cannot, as a result of the application of Rule 415 or otherwise, be registered for resale as a secondary offering on a single registration statement, the Company agrees to file an amendment to the registration statement as required by the Commission covering the maximum number of Registrable Securities (and Other Shares, if applicable) permitted to be registered by the Commission and such shares shall be allocated as follows: (i) first, among all Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders, assuming conversion; (ii) second, to the Other Selling Stockholders; and (iii) third, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other holders or employees of the Company.

2.5     Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to this Section 2 shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsections 2.2 or 2.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered or because a sufficient number of Holders shall have withdrawn so that the minimum offering conditions set forth in Subsection 2.4 are no longer satisfied (in which case all participating Holders shall bear such expenses pro rata among each other based on the number of Registrable Securities requested to be so registered), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Subsections 2.2 or 2.4; provided, however, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Subsections 2.2 or 2.4, such registration shall not be treated as a counted registration for purposes of Subsections 2.2 or 2.4, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered.

2.6     Registration Procedures. In the case of each registration effected by the Company pursuant to Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its reasonable best efforts to:

(a)     Keep such registration pursuant to Subsections 2.2, 2.3 and 2.4 effective for a period ending on the earlier of the date which is twelve (12) months from the effective date of the registration statement or such time as the Holder or Holders have completed the distribution described in the registration statement relating thereto;

(b)     Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above;

(c)     Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d)     Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)     Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(f)     Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(g)     Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

(h)     In connection with any underwritten offering pursuant to a registration statement filed pursuant to Subsections 2.2 or 2.4, enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions, and provided further, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

2.7     Indemnification.

(a)     To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, legal counsel and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, legal counsel and accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors, partners, legal counsel or accountants, any person controlling such Holder, such underwriter or any person who controls any such underwriter, and stated to be specifically for use therein; and provided, further that, the indemnity agreement contained in this Subsection 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b)     To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors and partners, and each person controlling each other such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Subsection 2.7 exceed the net proceeds from the offering received by such Holder, except in the case of fraud or willful misconduct by such Holder.

(c)     Each party entitled to indemnification under this Subsection 2.7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3.6, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)     If the indemnification provided for in this Subsection 2.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Subsection 2.7(b), shall exceed the net proceeds from the offering received by such Holder (except in the case of fraud or willful misconduct by such Holder); and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.7(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.7(b), exceed the proceeds from the offering received by such Holder (net of any expenses paid by such Holder) (except in the case of fraud or willful misconduct by such Holder). The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e)     Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

2.8     Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.9     Restrictions on Transfer.

(a)     The holder of each certificate representing Registrable Securities by acceptance thereof agrees to comply in all respects with the provisions of this Subsection 2.9. Each Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Restricted Securities, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Restricted Securities subject to, and to be bound by, the terms and conditions set forth in this Agreement, including, without limitation, this Subsection 2.9 and Subsection 2.11, and:

(i)     There is then in effect a registration statement under the Securities Act covering such proposed disposition and the disposition is made in accordance with the registration statement; or

(ii)     The Holder shall have given prior written notice to the Company of the Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and the Holder shall have furnished the Company, at the Holder’s expense, with (i) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Restricted Securities under the Securities Act or (ii) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company.

(b)     Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend restricting transferability of such Registrable Securities pursuant to the Securities Act and a legend stating that such Registrable Securities are subject to this Agreement, and, as applicable, a legend stating that such Registrable Securities are subject to any other agreements between the Holders and the Company, including any voting agreements or lock-up agreements (in addition to any legend required under applicable state securities laws). The Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Subsection 2.9.

(c)     The first legend referring to federal and state securities laws identified in Subsection 2.9(b) stamped on a certificate evidencing the Restricted Securities and the stock transfer instructions and record notations with respect to the Restricted Securities shall be removed and the Company shall issue a certificate without such legend to the holder of Restricted Securities if (i) those securities are registered under the Securities Act, or (ii) the holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of those securities may be made without registration or qualification.

2.10     Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)     Make and keep adequate current public information with respect to the Company available in accordance with Rule 144 under the Securities Act, at all times from and after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b)     File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c)     So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

2.11     Market Stand-Off Agreement. Each Holder other than the New Investor (which is a party to that certain Lock-Up Agreement dated the date hereof) shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Common Stock (or other securities) of the Company held by such Holder (held immediately prior to the Company’s Initial Public Offering and other than those included in the registration) during the period from the filing of the registration statement for the Company’s Initial Public Offering filed under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act through the end of the one hundred and eighty (180) day period following the effective date of the registration statement (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241(f) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), provided that all officers and directors of the Company are bound by and have entered into similar agreements. The foregoing provisions of this Subsection 2.11 shall apply only to the Company’s Initial Public Offering, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. The obligations described in this Subsection 2.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each such certificate with the second legend set forth in Subsection 2.9(b) with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred and eighty (180) day (or other) period. Each Holder agrees to execute a market standoff agreement with said underwriters in customary form consistent with the provisions of this Subsection 2.11.

2.12     Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.13     Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this Section 2 may be transferred or assigned by a Holder only to a transferee or assignee of not less than [●] shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like); provided that such transfer or assignment of Registrable Securities is effected in accordance with the terms of Subsection 2.9, and applicable securities laws, (ii) the Company is given written notice prior to said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are intended to be transferred or assigned and (iii) the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement, including without limitation the obligations set forth in Subsection 2.11.

2.14     Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding a majority of the Registrable Securities (excluding any of such shares held by any Holders whose rights to request registration or inclusion in any registration pursuant to this Section 2 have terminated in accordance with Subsection 2.15), enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are senior to the registration rights granted to the Holders hereunder.

2.15     Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Subsections 2.2, 2.3 or 2.4 shall terminate on the earlier of (i) such date, on or after the closing of the Company’s first registered public offering of Common Stock, on which all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period and (ii) three (3) years after the date the Company’s Common Stock began trading on the Nasdaq Stock Market or the New York Stock Exchange.

SECTION 3

Covenants of the Company

The Company hereby covenants and agrees, as follows:

3.1     Basic Financial Information; Inspection Rights; Annual Budget.

(a)     Basic Financial Information. The Company will furnish the following reports to the New Investor:

(i)     As soon as practicable after the end of each fiscal year of the Company, and in any event within twenty (20) business days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with U.S. generally accepted accounting principles consistently applied, certified by the Chief Financial Officer of the Company; and

(ii)     As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within fifteen (15) business days after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period, prepared in accordance with U.S. generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments.

(b)     Inspection Rights. The Company will afford to the New Investor and to such New Investors’ accountants and counsel, reasonable access during normal business hours to all of the Company’s respective properties, books and records. The New Investor shall have such other access to management and information as is necessary for it to comply with applicable laws and regulations and reporting obligations. The Company shall not be required to disclose details of contracts with or work performed for specific customers and other business partners where to do so would violate confidentiality obligations to those parties. The New Investor may exercise their rights under this Subsection 3.1(b) only for purposes reasonably related to their interests under this Agreement and related agreements. The rights granted pursuant to this Subsection 3.1(b) may not be assigned or otherwise conveyed by the New Investor or by any subsequent transferee of any such rights without the prior written consent of the Company except as authorized in this Subsection 3.1(b).

(c)     Annual Budget. The Company will prepare an annual budget, broken down on a monthly basis, to be reviewed, revised and approved by the board of directors of the New Investor quarterly within fifteen (15) business days of the end of each quarter. The Company shall provide an initial budget for the remainder of the fiscal year ending December 31, 2017 within fifteen (15) business days of closing of the transaction contemplated by the Purchase Agreement. Thereafter, the annual budget shall be provided by the Company within 15 business days following the end of each fiscal year.

3.2     Confidentiality. Anything in this Agreement to the contrary notwithstanding, no Holder by reason of this Agreement shall have access to any trade secrets or classified information of the Company. The Company shall not be required to comply with any information rights of Section 3 in respect of any Holder whom the Company reasonably determines to be a competitor or an officer, employee, director or holder of more than ten percent (10%) of a competitor. Each Holder acknowledges that the information received by them pursuant to this Agreement may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental authority.

3.3     “Bad Actor” Notice. Each party to this Agreement will promptly notify each other party to this Agreement in writing if it or, to its knowledge, any person specified in Rule 506(d)(1) under the Securities Act becomes subject to any Bad Actor Disqualification.

3.4     National Securities Exchange Listing. The Company will use its best efforts to list the Common Stock on The Nasdaq Stock Market or the New York Stock Exchange by March 31, 2018 (the “Exchange Listing”).

3.5     Termination of Covenants. The covenants set forth in this Section 3 shall terminate and be of no further force and effect after the date on which the Company’s Common Stock began trading on The Nasdaq Stock Market or the New York Stock Exchange.

SECTION 4

Protective Provisions

4.1     Protective Provisions. The Company shall not, without first obtaining the approval (by vote or written consent as provided by law) of the New Investor:

(i)     amend, alter or repeal any provisions of the Certificate of Incorporation or bylaws of the Company;

(ii)     increase or decrease the authorized number of shares of Common Stock or Preferred Stock;

(iii)     authorize or create (by reclassification or otherwise) any new class or series of equity security having rights, preferences or privileges with respect to dividends, redemption or payments upon liquidation senior to the Common Stock;

(iv)     hire, terminate, or change the compensation of the executive officers, including approving any option grants or stock awards to executive officers;

(v)     change the principal business of the Company, enter new lines of business, or exit the current line of business;

(vi)     sell, assign, license, pledge, or encumber material technology or intellectual property, other than licenses granted in the ordinary course of business;

(vii)     enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Company or to the Company of money or assets greater than $500,000;

(viii)     engage in a borrowing or expenditure in excess of $500,000;

(ix)     approve an equity incentive option with vesting acceleration provisions not already provided for in the Company’s equity incentive plan(s) and standard form of agreements thereunder;

(x)     approve an increase in the Company’s stock option pool; or

(xi)     authorize a transaction between the Company and its affiliates or their Family Members.

Notwithstanding the foregoing, the New Investor shall not have a separate right of consent related to the listing for trading of the Company’s Common Stock on The Nasdaq Stock Market or the New York Stock Exchange.

4.2     Termination of Protective Provisions. The protective provisions set forth in this Section 4 shall terminate and be of no further force and effect from and after the date on which the Company’s Common Stock began trading on The Nasdaq Stock Market or the New York Stock Exchange.

SECTION 5

Miscellaneous

5.1     Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company, the New Investor and the Holders holding a majority of the Registrable Securities (excluding any of such shares that have been sold to the public or pursuant to Rule 144, and excluding, with respect to Section 2 (other than Subsections 2.9, 2.10 and 2.11), any of such shares held by any Holders whose rights to request registration or inclusion in any registration pursuant to Section 2 have terminated in accordance with Subsection 2.15). Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of all such securities of Holder. Each Holder acknowledges that by the operation of this paragraph, the New Investor and the holders of a majority of the Registrable Securities (excluding any of such shares that have been sold to the public or pursuant to Rule 144, and excluding, with respect to Section 2 (other than Subsection 2.9, 2.10 and 2.11), any of such shares held by any Holders whose rights to request registration or inclusion in any registration pursuant to Section 2 have terminated in accordance with Subsection 2.15) will have the right and power to diminish or eliminate all rights of such Holder under this Agreement.

5.2     Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to an Investor or Holder) or otherwise delivered by hand, messenger or courier service addressed:

(a)     if to any Holder, to such address, facsimile number or electronic mail address as shown in the Company’s records, or, until any such Holder so furnishes an address, facsimile number or electronic mail address to the Company, then to the address, facsimile number or electronic mail address of the last holder of such shares for which the Company has contact information in its records; or

(b)     if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at MoviePass Inc., 175 Varick Street, Suite 604, New York, NY 10012, or at such other current address as the Company shall have furnished to the Investors or other such holders, with a copy (which shall not constitute notice) to Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105, attention: Barry I. Grossman, Esq., telephone: (212) 370-1300, e-mail: bigrossman@egsllp.com.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

Subject to the limitations set forth in Delaware General Corporation Law §232(e), each Investor and Holder consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws by (i) facsimile telecommunication to the facsimile number set forth on Exhibit A (or to any other facsimile number for the Investor or Holder in the Company’s records), (ii) electronic mail to the electronic mail address set forth on Exhibit A (or to any other electronic mail address for the Investor or Holder in the Company’s records), (iii) posting on an electronic network together with separate notice to the Investor or Holder of such specific posting or (iv) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to the Investor or Holder. This consent may be revoked by an Investor or Holder by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law §232.

5.3     Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.

5.4     Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company. Any attempt by an Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.5     Entire Agreement. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

5.6     Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

5.7     Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

5.8     Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

5.9     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

5.10     Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

5.11     Jurisdiction; Venue. Each of the parties hereto hereby submits and consents irrevocably to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for the interpretation and enforcement of the provisions of this Agreement. Each of the parties hereto also agrees that the jurisdiction over the person of such parties and the subject matter of such dispute shall be effected by the mailing of process or other papers in connection with any such action in the manner provided for in Subsection 5.2 or in such other manner as may be lawful, and that service in such manner shall constitute valid and sufficient service of process.

5.12     Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

5.13     Termination Upon Change of Control. Notwithstanding anything to the contrary herein, this Agreement (excluding any then-existing obligations and excluding the New Investor’s rights under Subsections 2.1 and 2.4, which shall survive) shall terminate upon (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Company held by such holders prior to such transaction, at least fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such transaction or series of transactions; or (b) a sale, lease or other conveyance of all substantially all of the assets of the Company.

5.14     Conflict. In the event of any conflict between the terms of this Agreement and the Company’s certificate of incorporation or its bylaws, the terms of the Company’s certificate of incorporation or its bylaws, as the case may be, will control.

5.15     Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.16     Aggregation of Stock. All securities held or acquired by affiliated entities (including affiliated venture capital funds) or persons shall be aggregated together for purposes of determining the availability of any rights under this Agreement.

5.17     Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT. If the waiver of jury trial set forth in this section is not enforceable, then any claim or cause of action arising out of or relating to this Agreement shall be settled by judicial reference pursuant to Delaware Rules of Civil Procedure before a referee sitting without a jury, such referee to be mutually acceptable to the parties or, if no agreement is reached, by a referee appointed by the Presiding Judge of the Delaware Court of Chancery for New Castle County. This paragraph shall not restrict a party from exercising remedies under the Uniform Commercial Code or from exercising pre-judgment remedies under applicable law.

(signature page follows)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

MOVIEPASS INC.
a Delaware corporation

By:

Name:

Title:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

HELIOS AND MATHESON ANALYTICS INC.

(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

CHRISTOPHER KELLY

(Signature)

Address:
66 Acacia Drive
Atherton, CA 94027

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

AIDAN KELLY HERITAGE TRUST

(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

AUGUST KELLY HERITAGE TRUST

(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

STRUCTURE CAPITAL LP

(Signature)

Mike Walsh
(Print name of signatory, if signing for an entity)

General Partner
(Print title of signatory, if signing for an entity)

Address:
418 Connecticut Street
San Francisco, CA 94107

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

TRUE VENTURES II, LP

(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Address:
530 Lytton Avenue
Suite 303
Palo Alto, CA 94301

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

2005 MICHAEL MCGINLEY AND SARA PRATTER LIVING TRUST

(Print investor name)

(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

BRADLEY ZIONS

(Signature)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

RICHARD GOLDBERG

(Signature)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

LAURA GOLDBERG AND SASCHA BIGLER

Laura Goldberg

Sascha Bigler

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

HENRY GOLDBERG

(Signature)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

MATTHEW HANOVER

(Signature)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

CHRISTOPHER HAYES

(Signature)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

BILL DELANEY

(Signature)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

DAVID MACKAY

(Signature)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

STU POLLARD

(Signature)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

RN DEPENDANTS TRUST

(Signature)

(Print name of signatory)

(Print title of signatory)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

SEAN RILEY

(Signature)

Address:
6829 Andover Lane
Los Angeles, CA 90045

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

DEMAREST FILMS, LLC

(Signature)

(Print name of signatory)

(Print title of signatory)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

MATTHEW ZINN

(Signature)

Address:
1335 Ranchita Drive
Los Altos, CA 94024

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

LARRY N. CHAPMAN

(Signature)

Address:
3301 Via Palomino
Palos Verdes Estates, CA 90274

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

HUGH PANERO

(Signature)

Address:
4609 DeRussey Parkway
Chevy Chase, MD 20815

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

THE JAMES B. RAMO 1979 REVOCABLE TRUST

(Signature)

James Ramo
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

KEVIN BYERS AND SARAH L. COOK

Kevin Byers

Sarah L. Cook

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

GARY P. LINDE

(Signature)

Address:
4435 15th Street N.
Arlington, VA 22207

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

JAMES LEFKOWITZ

(Signature)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

MARK RABINOWITZ

(Signature)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

MARK KOLOKOTRONES

(Signature)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

WS INVESTMENT COMPANY, LLC (2013A)

(Signature)

(Print name of signatory)

(Print title of signatory)

Address:
650 Page Mill Road
Palo Alto, CA 94304

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

CHIP SEELIG

(Signature)

Address:

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

AOL VENTURES I, LLC

(Signature)

(Print name of signatory)

(Print title of signatory)

Address:
22000 AOL Way
Dulles, VA 20166

(Signature page to the Investors’ Rights Agreement)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

(Print investor name)

(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

(Signature page to the Investors’ Rights Agreement)

EXHIBIT A

PRIOR INVESTORS

AOL Ventures I, LLC

22000 AOL Way

Dulles, VA 20166

Attn: Joanne M. Kelly

Email: joanne.kelly@teamaol.com

Address for copy of notice for AOL Ventures:

Arnold & Porter, LLP

555 Twelfth Street, N.W.

Washington, DC 20005

Attention: Paul Freshour

Facsimile: (202) 942-5999

Email: Paul.Freshour@aporter.com

Newport Coast Investments, LLC

32 Blue Heron

Irvine, CA 92603

Attn: Ryan Steelberg

Email: ryan@steelberg.com

Brian Lee

2501 Colorado Avenue Suite 325

Santa Monica, CA 90404

Email: blee@legalzoom.com

Diego Berdakin

465 South Sherbourne Drive

Los Angeles, CA 90048

Email: diego.berdakin@gmail.com

Robert Fernandez

835 Dolington Road

Newtown, PA 18950

Email: fernandez@moxiepictures.com

Sally Coonan

216 East 7th St, Apt. 6

New York, NY 10009

Email: sally@moxiepictures.com

Exhibit A

MJ Eng

3414 South Bentley Avenue

Los Angeles, CA 90034

Email: mj@shoedazzle.com

Lambert Media Group

100 North Crescent Drive

Suite 250

Beverly Hills, CA 90210

Attention: Sam Engelbert

Email: sam@lambertmediagroup.com

WS Investment Company LLC (2011A)

650 Page Mill Road

Palo Alto, CA 94304

Adam Liling

4514 Jasmine Ave

Culver City, CA 90232

Email: Adam@Lilling.com

True Ventures

Attn: Jim Stewart

530 Lytton Ave, Suite 303

Palo Alto, CA 94301

Email: jim@trueventures.com

WME Investments, LLC

℅ WME

9601 Wilshire Blvd.

Beverly Hills, CA 90212

With a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attn: Justin Hamill

NALA Investments, LLC

Attn: Emilio Diez Barroso

2016 Broadway St.

Santa Monica, CA 90404

True Ventures II, L.P.

530 Lytton Avenue

Suite 303

Palo Alto, CA 94301

Attn: Jim Stewart

Fax: (415) 449-3486

Email: jim@trueventures.com

Exhibit A

Bradley Zions

8818 Pinto Place

Los Angeles, CA 90069

BradZions@aol.com

Richard Goldberg

2029 6th Street

Santa Monica, CA 90405

Laura Goldberg and Sascha Bigler

6406 Ivarene Avenue

Los Angeles, CA 90068

ointment@earthlink.net

Henry Goldberg

1229 19th Street, NW

Washington, DC 20036

Matthew Hanover

1250 Amherst Avenue #206

Los Angeles, CA 90025

310-773-0767 phone

310-997-3612 fax

matthanover@gmail.com

Christopher Hayes

630 Oakley Place

Alexandria, VA 22302

Bill Delaney

5130 N. 15th Street

Arlington, VA 22205

David Mackay

1948 N. Van Ness Avenue

Los Angeles, CA 90068

Stu Pollard

1158 26th Street #429

Santa Monica, CA 90403

Pentera Trustees Limited as Trustee of

The RN Dependants Trust

Pentera Chambers

P.O. Box 79

Century Buildings, Patriotic Place

St. Helier, Jersey JE4 8PS

Exhibit A

Sean Riley

6829 Andover Lane

Los Angeles, CA 90045

Riley.sean@yahoo.com

Demarest Films, LLC

11401 Chalon Road

Los Angeles, CA 90049

Matthew Zinn

1335 Ranchita Drive

Los Altos, CA 94024

mattz@tivo.com

Larry N. Chapman

3301 Via Palomino

Palos Verdes Estates, CA 90274

The James B. Ramo 1979 Revocable Trusto

27044 Malibu Cove Colony Drive

Malibu, CA 90265

Kevin Byers and Sarah L. Cook

567 Oakdale Road

Atlanta, GA 30307

WS Investment Company, LLC (2013A)

650 Page Mill Road

Palo Alto, CA 94304

Gary P. Linde

4435 15th Street N.

Arlington, VA 22207

Hugh Panero

4609 DeRussey Parkway

Chevy Chase, MD 20815

Hugh Panero

4609 DeRussey Parkway

Chevy Chase, MD 20815

2005 Michael McGinley and Sara Pratter Living Trust

James Lefkowitz

Mark Rabinowitz

Mark Kolokotrones

Exhibit A

Chip Seelig

Exhibit A